Joint Venture Agreement

THIS AGREEMENT (the “Agreement) is made as of the 22nd day of June, 2018, by and between REACH Genetics, Inc., a Nevada Corporation (the “First Party”), and Ohana Agricultural Resources, LLC, a Domestic Limited Liability Company registered in Hawaii (the “Second Party”), and Jaroma, LLC, a Domestic Limited Liability Company registered in Hawaii (the “Third Party”), collectively (the “Parties”).

WHEREAS the First Party is engaged in the business of the production and sales of essential oils and producing and selling Legal Industrial Hemp related products;

WHEREAS the Second Party is engaged in the business of the production and sales of essential oils products and focusing on the benefits to the Hawaiian people.

WHEREAS the Third Party is engaged in the business of producing Legal Industrial Hemp products for the construction industry.

WHEREAS the Parties wish to join together in a joint venture for the purpose of the production and sales of essential oils products and producing Legal Industrial Hemp products for the construction industry with a focus on the benefits to the Hawaiian people.

NOW THEREFORE BE IT RESOLVED, in consideration of the mutual covenants, promises, warranties and other good and valuable consideration set forth herein, the Parties agree as follows:

1.	Formation. The joint venture formed pursuant to this Agreement (the “Joint Venture”) shall do business under the name Hiwahiwa Ola, Inc., and shall have its legal address at 54-058 Hauula Homestead Rd, Hauula, HI 96717. The Joint Venture shall be considered in all respects a joint venture between the Parties, and nothing in this Agreement shall be construed to create a partnership or any other fiduciary relationship between the Parties.

2.	Joint Venture Interests. Upon execution of this Agreement, the Parties shall each own the following interests in the Joint Venture:

a.	REACH Genetics, Inc.	51.0%
b.	Ohana Agricultural Resources, LLC	24.5%
c.	Jaroma, LLC	24.5%

3.	Purpose. The Joint Venture shall be formed for the purpose of the production and sales of essential oils products and producing Legal Industrial Hemp products for the construction industry with a focus on the benefits to the Hawaiian people.

4.	Contributions.

1.	The Parties shall each make an initial contribution to the Joint Venture according to the following terms:

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i.	First Party’s Contribution: By July 1, 2018, Reach Genetics, Inc will contribute 200 bottles of CBD oil with a potential retail value of $12,000.
ii.	Second Party’s Contribution: Physical address and Office space to conduct daily business related to the start-up and secure storage of Hiwahiwa Ola and/or products. Provide in-kind advisory and consultant on Hawaiian Cultural practices and integration of non-endemic medicinal and/or non-medicinal products. valued at $6000 - $12,000
iii.	Third Party’s Contribution: Office space at Waialua Sugar Mill, 300sf including Wi-Fi, bathroom adjacent, parking, meeting room, shop and storage space at Waialua Sugar Mill - 800sf including electrical and water service, Wi-Fi, next door to office pickup truck for deliveries, flatbed truck for large deliveries. Nick sales - 8 hours a week; Clerical - 16 hours per week as needed.

5.	Finances. Bank accounts shall be established by Hiwahiwa Ola, Inc., into which the financial contributions of the Parties shall be deposited, for use in the set-up, operation, and administration of the Joint Venture.

6.	Funding. In the event that the Joint Venture requires additional funds to be contributed to it by the Parties, such additional contributions shall be made in the following proportion: The First Party shall contribute 51%; the Second Party shall contribute 24.5% and the Third Party shall contribute 24.5%.

7.	Management. The management of the Joint Venture shall be established and agreed upon by the Parties with proportionate voting rights as established in Section 2 above. The Corporation, Hiwahiwa Ola, Inc., shall be established with Cynthia Boerum, President; Sadrian Chee, Vice-President; Nicholas Denzer, Vice-President; Jeffrey Hranicka, Secretary and Treasurer. The Parties will vote and put in place at a minimum an operating CEO and COO to manage business activities.

8.	No Exclusivity. No Party shall be obligated to offer any business opportunities or to conduct business exclusively with another Party by virtue of this Agreement.

9.	Term. This Agreement shall remain in full force and effect, for a period of three years from the date of this Agreement (the “Initial Term”). Upon the expiration of the Initial Term, the Agreement shall be automatically renewed for successive periods of one year each (each, a “Renewal Term”), unless any Party gives written notice of termination to the other Party’s at least 30 days prior to (but in no case more than 60 days prior to) the expiration of the Initial Term or of any Renewal Term. At any time, this Agreement may also be terminated by mutual written consent of the Parties. If this Agreement either expires or is terminated, the Joint Venture shall be terminated as well, and all Parties’ obligations under this Agreement with respect to the operation and administration of the Joint Venture shall no longer have force or effect.

10.	Right of First Refusal. In the event that any Party desires to dispose of any or all of its Ownership Interest in the Joint Venture, whether by sale, gift, or operation of law, to any third party, the Non-Selling Parties will have the Right of First Refusal, in accordance with their proportion(s) of ownership of the Joint Venture, to acquire any or all of the Selling Party’s Ownership Interest. The value of the Selling Party’s ownership interest will be established by an independent third-party appraisal within thirty days following receipt by the Non-Selling Parties of a written Notice of Intent to Sell or Dispose.

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11.	Confidentiality. Any information pertaining to either Party’s business to which the other Party is exposed as a result of the relationship contemplated by this Agreement shall be considered to be “Confidential Information.” Neither Party may disclose any Confidential Information to any person or entity, except as required by law, without the express written consent of the affected Party.

12.	Further Actions. The Parties hereby agree to execute any further documents and to take any necessary actions to complete the formation of the Joint Venture.

13.	Assignment. No Party may assign or transfer their respective rights or obligations under this Agreement without prior written consent from the other Party’s. Except that if the assignment or transfer is pursuant to a sale of all or substantially all of a Party’s assets or is pursuant to a sale of a Party’s business, then no consent shall be required. In the event that an assignment or transfer is made pursuant to either a sale of all or substantially all of the Party’s assets or pursuant to a sale of the business, then written notice must be given of such transfer within 10 days of such assignment or transfer.

14.	Governing Law. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Hawaii, without regard to conflicts of law principles.

15.	Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

16.	Severability. If any part or parts of this Agreement shall be held unenforceable for any reason, the remainder of this Agreement shall continue in full force and effect. If any provision of this Agreement is deemed invalid or unenforceable by any court of competent jurisdiction, and if limiting such provision would make the provision valid, then such provision shall be deemed to be construed as so limited.

17.	Notice. Any notice required or otherwise given pursuant to this Agreement shall be in writing and mailed certified return receipt requested, postage prepaid, or delivered by overnight delivery service, addressed as follows:

If to First Party:	REACH Genetics, Inc.
4800 Baseline Road
Unit E104-#345
Boulder, CO 80303

And copies to:
REACH Genetics, Inc.
8600 171st Place
Tinley Park, IL 60487-2298

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If to Second Party:	Ohana Agricultural Resources, LLC
c/o Sadrian Chee
54-058 Hauula Homestead Rd.
Hauula, HI 96717

If to Third Party:	Jaroma, LLC
c/o Nicholas Denzer
68-671 Crozier Drive
Waialua, HI 96791

17.	Headings. The headings for section herein are for convenience only and shall not affect the meaning of the provisions of this Agreement.

18.	Entire Agreement. This Agreement constitutes the entire agreement between First Party, Second Party and Third Party, and supersedes any prior understanding or representation of any kind preceding the date of this Agreement. There are no other promises, conditions, understandings or other agreements, whether oral or written, relating to the subject matter of this Agreement.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.

FIRST PARTY
REACH Genetics, Inc.

Signature

Cynthia Boerum

Print Name

CEO

Title

06-25-2018

Date

SECOND PARTY
Ohana Agricultural Resources, LLC

Signature

Print Name

Title

Date

THIRD PARTY
Jaroma, LLC

Signature

Print Name

Title

Date

5

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.

FIRST PARTY
REACH Genetics, Inc.

Signature

Print Name

Title

Date

SECOND PARTY
Ohana Agricultural Resources, LLC

Signature

SADRIAN D. CHEE
Print Name

OWNER / PRESIDENT
Title

6-22-18
Date

THIRD PARTY
Jaroma, LLC

Signature

Print Name

Title

Date

5

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.

FIRST PARTY
REACH Genetics, Inc.

____
Signature

____
Print Name

____
Title

____
Date

SECOND PARTY
Ohana Agricultural Resources, LLC

____
Signature

____
Print Name

____
Title

____
Date

THIRD PARTY
Jaroma, LLC

[signature]
Signature

NICHOLAS DENZER
Print Name

OWNER/MEMBER
Title

6/25/18
Date

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